                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: June 27, 2001
                Date of Earliest Event Reported: June 26, 2001

                            ON COMMAND CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                      00-21315               77-04535194
       (Commission File Number)    (I.R.S. Employer Identification No.)


                            7900 East Union Avenue
                                   Tower III
                               Denver, CO 80237
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (720) 873-3200



______________________________________________________________________________
         (Former name or former address, if changed from last report)
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                            ON COMMAND CORPORATION


                                   FORM 8-K


                                 June 27, 2001


                          ___________________________


Item 7.    Financial Statements, Pro Forma Information and Exhibits
           --------------------------------------------------------

           c.  Exhibits

           The following exhibits are filed with this current report on Form 8-K:

           Exhibit No.        Exhibit
           -----------        -------

              99.1 Press release of On Command Corporation (the "Company"), dated June 26, 2001

              99.2            Press release of the Company, dated June 26, 2001

              99.3            Press release of the Company  dated June 27, 2001



Item 9.   Regulation FD Disclosure
          ------------------------

          On June 26, 2001, the Company issued a press release to announce that the Company's board of directors had elected Carl E. Vogel to serve as its new chairman of the board. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

          On June 26, 2001, the Company also issued a press release to revise its revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) guidance for the year 2001. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

          On June 27, 2001, the Company and Liberty Media Corporation ("Liberty Media") jointly issued a press release to announce that the Company and Ascent Entertainment Group, Inc. ("Ascent"), a subsidiary of Liberty Media, had agreed in principle on the terms of a financing transaction in which Ascent would invest up to $60 million in the Company. A copy of this press release is attached hereto as Exhibit
          99.3 and incorporated herein by reference.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2001

                                    ON COMMAND CORPORATION


                                    By: /s/ William D. Myers
                                        ------------------------
                                      Name:   William D. Myers
                                      Title:  Executive Vice President
                                               and Chief Financial Officer